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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

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Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    PREFERRED INCOME MANAGEMENT INCORPORATED
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                      301 E. COLORADO BOULEVARD, SUITE 720
                           PASADENA, CALIFORNIA 91101

          STEWART HOREJSI IS ATTEMPTING TO BUY THIS ELECTION CONTEST!
               BUT, HAS HE OFFERED YOU A PREMIUM FOR YOUR SHARES?

                                                                   April 6, 1998

TO OUR SHAREHOLDERS:

     You should know that Stewart Horejsi recently disclosed he purchased another 2.7% of the Fund for $15.50 per share -- about $1.25 above the prevailing market price. He did this in private transactions so that he would get the voting rights for those shares. Although what he did is not illegal, it did benefit a few large holders while leaving the rest of you out in the cold. Ask yourself why a $1.25 per share premium was offered to only a few shareholders?

     But why should he worry about you? With these additional shares, he needs only a few more votes to win this contest. If you vote for Horejsi, he has the benefit of owning your shares -- your vote -- without it costing him a penny. It's not hard to figure out why Horejsi hasn't offered a premium of $1.25 per share to all shareholders.

     Don't be a dupe for Horejsi's tactics! There must be something wrong if he has to buy more shares just before the election when his group already owned 39%. Ask yourself how you will be treated once he gets control of the Fund? It's not too late to support your Fund's Board to make sure that all shareholders are treated fairly and equally.

        DON'T LET HOREJSI CUT YOUR INCOME! VOTE YOUR GREEN PROXY TODAY!

     Mr. Horejsi's proposals would result in sharp cuts in the distributions the Fund pays you. He plans to drop the Fund's successful strategy of emphasizing current income and, instead, invest for capital gains. His plans include buying very large equity positions in just a few companies, some of which might be "troubled companies", and possibly taking control of their management.

     He would pay out to shareholders only the minimum amount required by the tax laws and have the Fund invest the balance. He can afford to do without monthly income. Can you?

          HOREJSI'S REAL GOAL IS TO TAKE OVER MANAGEMENT OF YOUR FUND

     Mr. Horejsi also proposes that the Fund's common stock investments be managed by him at fees 50% more than what the Fund is currently paying -- even though he has no experience as an investment advisor.
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     Horejsi says his proposed changes are justified by the personal tax benefits he would receive under recent tax law changes. But you should know that:

     - Two years ago he attempted to purchase the Fund's investment advisor, Flaherty & Crumrine Incorporated.

     - Last year he suggested merging his family-owned welding supplies and industrial gas company with the Fund.

     Clearly, his intent all along has been to gain control of the Fund.

                      YOU CAN STOP THE HOREJSI POWER PLAY.
                          VOTE YOUR GREEN PROXY TODAY!

     Mr. Horejsi's proposals are designed to serve his needs -- not yours. But you have a choice. No matter how many or how few shares you own, your vote is very important. Please take a moment to mark, date, sign and mail the enclosed GREEN proxy card in the postage-paid envelope provided for your convenience.

     Even if you have already signed a BLUE Horejsi Group proxy card, you have every legal right to change your mind and vote a GREEN card in support of your current Board. Only your latest dated proxy card will count in the final tally.

     If you have questions about the Fund or about voting your shares, we invite you to call Carl Johns, Manager, Fund Investor Relations at (626) 795-7300 or MacKenzie Partners, Inc. toll-free at (800) 322-2885.

     We appreciate very much the strong support we have received from shareholders and your continued patience through this barrage of mailings and telephone calls.

     On behalf of your Board of directors,

                                    Sincerely,

                                    [ROBERT FLAHERTY SIGNATURE]
                                    ROBERT T. FLAHERTY
                                    Chairman of the Board and Chief Executive
                                    Officer

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                                   IMPORTANT
    DO NOT USE HOREJSI'S BLUE CARD TO VOTE AGAINST HIS CANDIDATES. DOING SO MAY CANCEL YOUR VOTE SUPPORTING YOUR BOARD'S NOMINEES ON THE GREEN CARD. REMEMBER -- ONLY YOUR LATEST DATED PROXY WILL COUNT IN THE ELECTION. MAKE SURE IT'S A GREEN CARD SUPPORTING YOUR BOARD. THAT'S WHY WE CONTINUE TO SEND YOU ADDITIONAL GREEN CARDS, EVEN IF YOU HAVE ALREADY SUPPORTED THE BOARD -- WE DON'T KNOW IF YOU SENT IN A BLUE PROXY AND THEREFORE NEED ANOTHER GREEN CARD.
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                                                   GREEN CARD

                                     PROXY

                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 9:00 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement as supplemented and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                          [SEE REVERSE SIDE]

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.
PLEASE REFER TO THE PROXY STATEMENT, AS SUPPLEMENTED, FOR A DISCUSSION OF THE PROPOSAL.

1.   Election of Directors.
     Nominees:  Martin Brody and David Gale

     FOR   WITHHELD
     [  ]   [  ]


[  ]
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     For all nominees except as noted above


2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

     FOR  AGAINST   ABSTAIN
     [  ]  [  ]     [  ]



THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Date:
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                 Signature


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        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.